                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    3.13637%
POOL NUMBER:  Group 1 = 1788
____________________________________________________________________________________________

ISSUE DATE:  11/09/2001
CERTIFICATE BALANCE AT ISSUE:    $765,997,521.54

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1087                         $493,752,240.25
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $772,580.47
Unscheduled Principal Collection/Reversals                           $103,516.03
Liquidations-in-full                                      43      $18,877,678.88
Net principal Distributed                                         $19,753,775.38    ($19,753,775.38)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1044                         $473,998,464.87

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,836,839.41

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $546,367.66

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $21,044,247.13

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    3.13637%
POOL NUMBER:  Group 1 = 1788
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $19,753,775.38     $1,290,471.75             $0.00     $1,290,471.75             $0.00    $21,044,247.13

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $12,998,698.00             $0.00             $0.00             $0.00    $12,998,698.00
Bankruptcy Bond
   Single-Units           $250,114.00             $0.00             $0.00             $0.00       $250,114.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $23,347,007.00             $0.00             $0.00             $0.00    $23,347,007.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   14      $5,386,047.15         4      $1,325,537.59         2      $1,741,748.07

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2      $1,741,748.07         2      $1,105,144.44         1      $1,393,697.61

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
04/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $24,876,685.53
                B2                $10,992,109.15
                B3                 $6,942,337.77
                B4                 $2,314,112.57
                B5                 $2,314,112.57
                B6                 $4,588,594.70
                              __________________
                Total             $52,027,952.29
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2001-ar3               POOL NUMBER:  Group 1 = 1788

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $473,998,464.87**        $9,210,426.79***        $5,386,047.15***
Number:                         1568                     21                      14
% of Pool:                    100.00%                  1.94%                   1.14%
(Dollars)
% of Pool:                    100.00%                  1.34%                   0.89%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,325,537.59***                $0.00***        $1,105,144.44***
Number:                           4                       0                       2
% of Pool:                    0.28%                    0.00%                   0.23%
(Dollars)
% of Pool:                    0.26%                    0.00%                   0.13%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:        $1,393,697.61***
Number:                           1
% of Pool:                     0.29%
(Dollars)
% of Pool:                     0.06%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.40604646.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    3.55800%
POOL NUMBER:  Group 2 = 1789
____________________________________________________________________________________________

ISSUE DATE:  11/09/2001
CERTIFICATE BALANCE AT ISSUE:    $401,352,812.03

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     521                         $235,384,482.33
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $219,039.25
Unscheduled Principal Collection/Reversals                           $537,781.16
Liquidations-in-full                                      24      $10,043,513.01
Net principal Distributed                                         $10,800,333.42    ($10,800,333.42)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        497                         $224,584,148.91

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,033,303.45

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $335,388.43

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $11,498,248.44

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    3.55800%
POOL NUMBER:  Group 2 = 1789
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $10,800,333.42       $697,915.02             $0.00       $697,915.02             $0.00    $11,498,248.44

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $12,998,698.00             $0.00             $0.00             $0.00    $12,998,698.00
Bankruptcy Bond
   Single-Units           $250,114.00             $0.00             $0.00             $0.00       $250,114.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $23,347,007.00             $0.00             $0.00             $0.00    $23,347,007.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $1,484,042.42         1        $457,615.53         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
04/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $24,876,685.53
                B2                $10,992,109.15
                B3                 $6,942,337.77
                B4                 $2,314,112.57
                B5                 $2,314,112.57
                B6                 $4,588,594.70
                              __________________
                Total             $52,027,952.29
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2001-ar3               POOL NUMBER:  Group 2 = 1789

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $224,584,148.91**        $1,941,657.95***        $1,484,042.42***
Number:                          842                      5                       4
% of Pool:                    100.00%                  0.86%                   0.66%
(Dollars)
% of Pool:                    100.00%                  0.59%                   0.48%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $457,615.53***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.20%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.12%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.19238796.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.